                                EXHIBIT 24

                             POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 11, 1998                /S/DONALD KOOP, CHAIRMAN OF THE BOARD AND DIRECTOR
                                       (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                         SIGNATURE


May 13, 1998            /S/RUSSEL H. VANGILDER, JR., VICE CHAIRMAN OF THE
                        BOARD AND DIRECTOR
                                  (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 8, 1998                            /S/ROGER L. BOYD, DIRECTOR
                                       (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 7, 1998                            /S/JAMES G. BUICK, DIRECTOR
                                       (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 10, 1998                      /S/JOHN S. CARTON, DIRECTOR
                                  (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 11, 1998                 /S/RONALD A. DEYOUNG, DIRECTOR
                             (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 11, 1998                      /S/PARKER T. FELDPAUSCH, DIRECTOR
                                  (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 8, 1998                            /S/MARTIN HILL, DIRECTOR
                                       (Sign and print name and title)

                             POWER OF ATTORNEY

         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc. does hereby appoint JAMES
B. MEYER or ALEX J. DeYONKER, and each of them severally, his attorneys or attorney to execute in his name, place and stead, a Post-Effective Amendment No. 4 to a Form S-1 Registration Statement of Spartan Stores, Inc., concerning the issuance of up to 3,500,000 shares of its Class A Common Stock, $2 par value, and any and all other post-effective amendments to said Registration Statement, and to file it or them with the Securities and Exchange Commission.

DATE                                              SIGNATURE


May 13, 1998                      /S/DAN R. PREVO, DIRECTOR
                                  (Sign and print name and title)